UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2019

BRISTOL-MYERS SQUIBB COMPANY
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-1136 (Commission File Number) 430 East 29th Street, 14th Floor New York, NY, 10016 (Address of Principal Executive Office)	22-0790350 (IRS Employer Identification Number)

Registrant’s telephone number, including area code: (212) 546-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

 (d) Exhibits

 This Current Report on Form 8-K is being filed to file as exhibits the following new form of award agreements approved by the Compensation and Management Development Committee of the Board of Directors of Bristol-Myers Squibb Company (“Bristol-Myers Squibb”) under Bristol-Myers Squibb’s 2012 Stock Award and Incentive Plan, in connection with the regular annual compensation cycle of Bristol-Myers Squibb:

Exhibit No.	Description

10.1	Form of 2019-2021 Performance Share Units Award Agreement under Bristol-Myers Squibb Company’s 2012 Stock Award and Incentive Plan
10.2	Form of Market Share Units Agreement under Bristol-Myers Squibb Company’s 2012 Stock Award and Incentive Plan
10.3	Form of Restricted Stock Units Agreement with one-year cliff vesting with a two-year post-vest holding period under Bristol-Myers Squibb Company’s 2012 Stock Award and Incentive Plan
10.4	Form of Restricted Stock Units Agreement with two-year cliff vesting with a one-year post-vest holding period under Bristol-Myers Squibb Company’s 2012 Stock Award and Incentive Plan
10.5	Form of Restricted Stock Units Agreement with five year vesting under Bristol-Myers Squibb Company’s 2012 Stock Award and Incentive Plan
10.6	Form of Restricted Stock Units Agreement with four year vesting under Bristol-Myers Squibb Company’s 2012 Stock Award and Incentive Plan

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of 2019-2021 Performance Share Units Award Agreement under Bristol-Myers Squibb Company’s 2012 Stock Award and Incentive Plan
10.2	Form of Market Share Units Agreement under Bristol-Myers Squibb Company’s 2012 Stock Award and Incentive Plan
10.3	Form of Restricted Stock Units Agreement with one-year cliff vesting with a two-year post-vest holding period under Bristol-Myers Squibb Company’s 2012 Stock Award and Incentive Plan
10.4	Form of Restricted Stock Units Agreement with two-year cliff vesting with a one-year post-vest holding period under Bristol-Myers Squibb Company’s 2012 Stock Award and Incentive Plan
10.5	Form of Restricted Stock Units Agreement with five year vesting under Bristol-Myers Squibb Company’s 2012 Stock Award and Incentive Plan
10.6	Form of Restricted Stock Units Agreement with four year vesting under Bristol-Myers Squibb Company’s 2012 Stock Award and Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOL-MYERS SQUIBB COMPANY

Dated: March 8, 2019	By:	/s/ Katherine R. Kelly
	Name:	Katherine R. Kelly
	Title:	Corporate Secretary